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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 28, 2005
                                                          --------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

          GEORGIA                        0-13787                 58-1563873
          -------                        -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

        5445 CORPORATE DRIVE, SUITE 200
                TROY, MICHIGAN                                  48098-2683
                --------------                                  ----------
    (Address of principal executive offices)                    (Zip Code)

   Registrant's telephone number including area code:        (248) 952-2500
                                                             --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.

As previously disclosed, on September 29, 2004, INTERMET Corporation and 17 of its domestic subsidiaries (collectively, the "debtors") filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court") seeking relief under chapter 11 of the United States Bankruptcy Code. On March 28, 2005 the debtors filed their monthly operating reports for the period February 1 through February 28, 2005 with the Bankruptcy Court. The February monthly operating reports are collectively furnished with this Current Report on Form 8-K as Exhibit 99.1. Copies of each debtor's bank statements have been omitted from Exhibit 99.1 to this Current Report due to the volume of the statements. Copies of these statements can be obtained from the debtors' monthly operating reports filed with the Bankruptcy Court, case number 04-67597.

The monthly operating reports contain unaudited financial information which has not been reviewed by independent accountants, is limited to the debtors and is in a format prescribed by applicable bankruptcy laws. The financial information related to the debtors included in the monthly operating reports has been prepared to conform with specific instructions from the U.S. Trustee and is not presented in accordance with generally accepted accounting principles ("GAAP") or SEC regulations applicable to financial statements contained in periodic reports filed with the SEC. Preparation of the debtors' financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the monthly operating reports.

The monthly operating reports also contain information for periods that are different from those contained in the reports INTERMET Corporation files pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information also may not be indicative of the financial condition or operating results of INTERMET and its subsidiaries for the periods reflected in INTERMET's financial statements or in its reports pursuant to the Exchange Act, or of future results. As a result, the financial information in the monthly operating reports is not presented on a consolidated basis and does not present the consolidated results of INTERMET, except with respect to total shareholders equity, as set forth below. Accordingly, the financial statements in the monthly operating reports cannot be compared with the consolidated financial condition and results of operations that INTERMET reports in its Exchange Act filings.

The financial information contained in the operating statement and balance sheet in the monthly operating statement for INTERMET Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of INTERMET Corporation's foreign subsidiaries. The financial information for INTERMET Corporation includes the net results of its foreign subsidiaries as if they were accounted for on an equity accounting basis. Accordingly, the individual line items in the operating statement and balance sheet are not fully consolidated. Shareholders' equity, however, is equal to the amount that would be reflected in fully consolidated financial statements prepared in accordance with GAAP.

While every effort has been made to assure the accuracy and completeness of the monthly operating reports, errors or omissions may have inadvertently occurred and INTERMET reserves the right to amend the monthly operating reports as necessary.

INTERMET is continuing to work diligently to prepare its Annual Report on Form 10-K for 2004 and those portions of its Quarterly Report on Form 10-Q for the third quarter of 2004 that have not yet been filed with the SEC, including financial statements and management discussion and analysis. INTERMET will file its Form 10-K and an amended Form 10-Q with the previously omitted information as soon as possible.

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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:

         The following exhibit is being furnished herewith:

         99.1 Monthly Operating Reports of the Debtors for the period from February 1 through February 28, 2005.


























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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERMET CORPORATION


March 28, 2005                         By: /s/ Alan J. Miller
                                       ----------------------
                                       Alan J. Miller
                                       Vice President, General Counsel and
                                       Assistant Secretary































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                                  EXHIBIT INDEX







         EX NO.   DESCRIPTION
         -----    -----------

         99.1 Monthly Operating Reports of the Debtors for the period from February 1 through February 28, 2005.



































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